                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350),
the undersigned, James R. Henderson, Chief Executive Officer of WebFinancial
Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-KSB for the year ended December 31, 2005 of the
Company (the "Report") fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ James R. Henderson
                                                  ------------------------------
                                                  James R. Henderson
                                                  Chief Executive Officer
                                                  April 21, 2006